UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2010

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

EPH China Fund

Class A

ANNUAL REPORT
June 30, 2010

www.ephasiafunds.com

EPH China Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance and Summary	3
Fund Expenses	4
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Supplemental Information	20
Privacy Notice	22

This report and the financial statements contained herein are provided for the general information of the shareholders of the EPH China Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Dear Shareholder,

The first half of 2010 proved to be a volatile and sometimes challenging period for the EPH China Fund.  From January 1, 2010 through June 30, 2010, the EPH China Fund had a total return of -10.00% including the impact of the maximum sales charge and -5.74% excluding the impact of the maximum sales charge1.  This performance compares favorably to that of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) China Index2, which returned -6.13% during the same time period.  Since the Fund was launched on July 31, 2009, the EPH China Fund had a total return of +8.82% including the impact of the maximum sales charge and +13.93% excluding the impact of the maximum sales charge1 compared to the MSCI China Index2, which returned +0.05% during the same time period.

The MSCI China index has been flat since August 2009 largely due to slowing domestic and global economic growth, rising inflation and tighter monetary conditions.  Chinese GDP peaked at 11.9% in the first quarter, inflation rose from 1.5% in January to 3.1% in May and the People’s Bank of China (PBoC) tightened monetary policy through various tools including three reserve requirement ratio increases.  However, the second half of 2010 appears more attractive for positive equity returns as domestic growth stabilizes, inflation peaks and monetary conditions become more neutral.  Further, we can envisage an even more attractive environment for Chinese equities as inflation worries dissipate as sluggish demand from developed markets results in stable or even declines in global energy and commodity prices.  Therefore, we remain optimistic for a better second half of 2010.

Given our belief that the Chinese economy is undergoing a structural shift toward a more balanced economy led by consumption, we remain overweight consumer related stocks.  Supporting our view are two important emerging trends.  First, the PBoC reformed the exchange rate policy allowing the Chinese currency to appreciate/depreciate against the US dollar.  We view this as positive and supportive of Chinese consumption as a stronger currency generally results in increased relative purchasing power.  Second, Chinese wages are set to move rapidly higher over the coming years as minimum wage rates are increasing throughout China.  By most estimates, wages are expected to increase 15-20% per year for the next three years.  We believe a strengthening local currency and higher wages have positive implications for stronger retail sales in China, and importantly, are supportive of low end residential property prices.  Assuming valuations remain reasonable, we are committed to remaining overweight consumer discretionary and consumer staples stocks.

A stronger currency and higher wages also have pervasive implications on the Chinese economy other than simply benefiting consumer related companies.  A stronger currency and higher wages will negatively impact exporters and/or those marginally profitable companies with a high proportion of low skilled labor costs.  Conversely, currency reform is likely to reduce trade tensions with other nations (primarily the U.S.) and may actually lead to increased trade activity.  Further, a stronger currency will also allow the PBoC to delay further monetary tightening measures to compensate for a potential slowdown in exports.  Higher wages will likely result in increased capital investments as companies focus on improving productivity and enhancing profitability through software and capital equipment purchases.  While currency reform and wage inflation will impact many sectors of the economy, we believe allowing the currency to appreciate/depreciate is another sign of market deregulation in China that bodes well for future growth.

During the first half of 2010 we were underweight financial stocks (specifically property developers) and building materials/infrastructure related stocks.  Our view regarding Chinese residential property is that a price correction is needed.  While prices in Tier 1 cities do appear stretched by many metrics, we don’t believe a nationwide residential property bubble exists.  Our research shows that most Chinese residential property buyers pay 30-50% of the purchase price up front in cash (with many paying 100% cash).  Further, we believe many home buyers (especially in Tier 2-3 cities) are local residents who are trading up rather than speculating.  House price inflation is more likely due to excess household savings, low global interest rates and limited investment alternatives.  Because we hold a positive view longer term, when valuations recently reflected significant price declines and were 1-2 standard deviations below historical norms, we added two property stocks to the portfolio.  While there may be more downside to property stocks in the near-term, we believe over a longer time period we could see meaningful upside in our positions.

Euro Pacific Halter Asia Management, Inc.
1201 Dove Street, Suite 370 • Newport Beach, CA 92660

Despite the challenging and often turbulent first half of 2010, we are optimistic that we’ll see positive returns in the second half of 2010.  Valuations are much more attractive now and the economic outlook appears attractive.  Six months ago investors were concerned with slowing domestic growth, rising inflation (including rapidly rising property prices) and tightening monetary policy.  Consequently, Chinese equities underperformed global markets.  However, a more favorable environment for equities is emerging as domestic growth stabilizes, inflation peaks and monetary policy becomes more moderate.  Further sluggishness in developed markets will keep commodity and other raw material prices from surging.  Because Chinese companies import many key raw materials, a stable or declining input cost is supportive of Chinese company operating margins.  We continue to focus on companies with strong growth outlooks, clean balance sheets, generate cash, and are attractively valued.

We thank you for your support and investment in the EPH China Fund.

Sincerely,
Russell E. Hoss, CFA
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible.

The Fund is new and has a limited operating history.  In addition, the Fund invests in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are heightened by investments in emerging markets. From time to time, the Fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. The Fund also invests in small- and mid-cap companies.  Investing in these companies may involve greater risks than investing in large capitalization companies because small and mid-sized companies generally have a limited track record and their shares tend to trade infrequently or in limited volumes.  Additionally, investment in common stocks, particularly small and mid-sized company stocks, can be volatile and cause the value of the Fund’s shares to go up and down, sometimes dramatically.  Market sentiment and expectations toward a particular sector could affect a company’s market valuations and access to equity funding.

________________________________
1The performance returns for the Fund reflect a fee waiver in effect. In the absence of such waiver, the returns would be reduced.

2The Morgan Stanley Capital International (MSCI) China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index. It is not possible to invest directly in an index.

Euro Pacific Halter Asia Management, Inc.
1201 Dove Street, Suite 370 • Newport Beach, CA 92660

EPH China Fund
FUND PERFORMANCE AND SUMMARY at June 30, 2010

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception with a similar investment in the MSCI China Index.  Results include the reinvestment of all dividends and capital gains.

The Morgan Stanley Capital International (MSCI) China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index.

The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Total Returns as of June 30, 2010

				Since
	3 Months	6 Months	YTD	Inception*
EPH China Fund
- With Sales Load	-12.36%	-10.00%	-10.00%	8.82%
- At NAV	-8.25%	-5.74%	-5.74%	13.93%
MSCI China Index	-4.62%	-6.13%	-6.13%	0.05%

* Inception date 7/31/09.

Gross and Net Expense Ratios for the Fund are 2.18% and 1.75%, respectively, as of 6/30/10.   The Advisor has contractually waived fees through October 31, 2011.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

The Fund's total returns reflect payment of the maximum sales charge of 4.50%.  Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

EPH China Fund
Fund Expenses – June 30, 2010 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and redemption fees and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 12/31/09 to 06/30/10.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the tables under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value*	Ending Account Value	Expenses Paid During Period**
	12/31/09	06/30/10	12/31/09 – 06/30/10
Actual Performance	$1,000.00	$942.60	$8.43
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.12	$8.75
* The Fund commenced operations on July 31, 2009.
** Expenses are equal to the Fund’s annualized expense ratio of 1.75% multiplied by the average account value over the period, multiplied by the number of days in the most recent period divided by 365.  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

EPH China Fund
SCHEDULE OF INVESTMENTS - As of June 30, 2010

Number
of Shares		Value
	Common Stocks – 98.5%
	Consumer Discretionary – 24.1%
874,000	Ajisen China Holdings Ltd.	$975,599
600,000	Anta Sports Products Ltd.	1,080,114
472,000	Cafe de Coral Holdings Ltd.	1,208,759
800,000	China Lilang Ltd.	891,559
100,000	China MediaExpress Holdings, Inc.*	877,000
800,000	Daphne International Holdings Ltd.	810,161
1,300,000	Geely Automobile Holdings Ltd.	393,945
500,000	Golden Eagle Retail Group Ltd.	1,043,888
1,700,000	Hengdeli Holdings Ltd.	732,797
382,000	Ports Design Ltd.	971,608
1,816,000	SA SA International Holdings Ltd.	1,375,858
1,000,000	Skyworth Digital Holdings Ltd.	659,030
250,000	Television Broadcasts Ltd.	1,159,284
1,002,000	Texwinca Holdings Ltd.	971,954
1,200,000	XTEP International Holdings	986,395
		14,137,951

	Consumer Staples – 14.1%
1,520,000	Chaoda Modern Agriculture Holdings Ltd.	1,482,325
963,000	China Green Holdings Ltd.	966,240
288,000	China Resources Enterprise Ltd.	1,060,255
330,000	China Yurun Food Group Ltd.	1,037,748
120,000	Hengan International Group Co., Ltd.	971,692
336,000	Lianhua Supermarket Holdings Co., Ltd. - H Shares	1,230,767
100,000	QKL Stores, Inc.*	420,000
117,848	Yantai Changyu Pioneer Wine Co. - B Shares	1,106,308
		8,275,335

	Energy – 7.9%
1,150,000	Anhui Tianda Oil Pipe Co., Ltd. - H Shares	402,247
700,000	China Oilfield Services Ltd. - H Shares	814,598
250,000	China Shenhua Energy Co., Ltd. - H Shares	901,925
880,000	CNOOC Ltd.	1,495,714
540,000	Yanzhou Coal Mining Co Ltd. - H Shares	1,038,329
		4,652,813

	Financials – 14.1%
260,000	BOC Hong Kong Holdings Ltd.	592,138
1,400,000	China Construction Bank Corp. - H Shares	1,127,008
220,000	China Everbright Ltd.	500,607
226,000	China Life Insurance Co., Ltd. - H Shares	988,350
1,399,884	China Vanke Co., Ltd. - B Shares	1,468,000
3,300,000	Evergrande Real Estate Group Ltd.	942,718

EPH China Fund
SCHEDULE OF INVESTMENTS - As of June 30, 2010

Number
of Shares		Value
	Financials – continued
139,000	Ping An Insurance Group Co. of China Ltd. - H Shares^	$1,148,679
4,346,000	Renhe Commercial Holdings Co., Ltd.	899,238
240,000	The Link - REIT	595,526
		8,262,264

	Health Care – 2.8%
2,800,000	Hua Han Bio-Pharmaceutical Holdings Ltd. - H Shares	882,513
1,920,000	Sino Biopharmaceutical	747,150
		1,629,663

	Industrials – 11.7%
200,000	Beijing Enterprises Holdings Ltd.	1,298,340
526,000	China High Speed Transmission Equipment Group Co., Ltd.	1,104,851
100,000	China Yuchai International Ltd.	1,541,000
200,000	Dongfang Electric Corp. Ltd. - H Shares	615,215
1,350,000	Lonking Holdings Ltd.	894,302
120,000	Orient Overseas International Ltd.	857,801
614,000	Zhejiang Expressway Co., Ltd. - H Shares	565,759
		6,877,268

	Information Technology – 8.1%
852,000	AAC Acoustic Technologies Holdings, Inc.	1,217,817
879,780	Comba Telecom Systems Holdings Ltd.	969,635
383,000	Kingboard Chemical Holdings Ltd.	1,644,378
2,500,000	Kingdee International Software Group Co., Ltd.	941,870
		4,773,700

	Materials – 13.1%
1,800,000	AMVIG Holdings Ltd.	941,019
2,400,000	China Forestry Holdings Ltd.	860,060
1,800,000	Fufeng Group Ltd.	1,171,876
700,000	Huabao International Holdings Ltd.	894,748
1,600,000	Lee & Man Paper Manufacturing Ltd.	1,176,294
900,000	Yingde Gases*	892,522
1,002,000	Yip's Chemical Holdings Ltd.	1,011,458
330,000	Zhaojin Mining Industry Co., Ltd. - H Shares	772,245
		7,720,222

	Utilities – 2.6%
958,000	Guangdong Investment Ltd.	451,017
500,000	Xinao Gas Holdings Ltd.	1,106,609
		1,557,626

EPH China Fund
SCHEDULE OF INVESTMENTS - As of June 30, 2010

		Value

	Total Common Stocks
	(Cost $55,069,912)	$57,886,842

Principal
Amount		Value
	Short-Term Investments – 1.1%
$629,786	UMB Money Market Fiduciary, 0.03%†	$629,786

	Total Short-Term Investments
	(Cost $629,786)	629,786

Number
of Shares		Value
	Warrants - 0.0%
28,900	Kingboard Chemical Holdings Ltd.
	Exercise Price: 40HKD, Expiration Date: 10/31/2012*	11,394

	Total Warrants
	(Cost $0)	11,394

	Total Investments – 99.6%
	(Cost $55,699,698)	58,528,022
	Other Assets less Liabilities – 0.4%	236,630
	Total Net Assets – 100.0%	$58,764,652

* Non-income producing security
† The rate quoted is the annualized seven-day yield of the Fund at the period end.
^ Fair valued under direction of the Board of Trustees. The aggregate value of such investments is 2% of net assets.
REIT - Real Estate Investment Trust
HKD - Hong Kong Dollar

Country Allocation*
Hong Kong	55.7%
China	40.2%
Singapore	2.6%
United States	1.1%
*as a percentage of total net assets

See accompanying Notes to the Financial Statements.

EPH China Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010

ASSETS
Investments in securities, at value (cost $55,699,698)	$58,528,022
Fund shares sold	102,662
Dividends and interest	289,547
Prepaid expenses	31,800
Total assets	58,952,031

LIABILITIES
Payables:
Fund shares redeemed	94,673
Due to Advisor	31,910
Distribution Plan (Note 6)	11,468
Administration fees	5,402
Custody fees	13,522
Fund accounting fees	4,448
Transfer agent fees	4,140
Trustees fees	112
Chief Compliance Officer fees	3,397
Accrued other expenses	18,307
Total liabilities	187,379

NET ASSETS	$58,764,652

COMPONENTS OF NET ASSETS
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$56,920,041
Undistributed net investment income	101,184
Accumulated net realized loss on investments	(1,084,901)
Net unrealized appreciation on:
Investments	2,828,324
Foreign currency	4
Net Assets	$58,764,652

Maximum Offering Price per Share
Class A Shares:
Net assets applicable to shares outstanding	$58,764,652
Shares of beneficial interest issued and outstanding	5,180,485
Redemption price	11.34
Maximum sales charge (4.50%* of offering price)	0.53
Maximum offering price to public	$11.87

See accompanying Notes to Financial Statements.

EPH China Fund
STATEMENT OF OPERATIONS
For the Period July 31, 2009 through June 30, 2010

INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes of $21,504)	$776,991
Interest	836
Total income		$777,827

Expenses
Advisory fees	458,470
Distribution fees - Advisor Class (Note 6)	99,470
Fund accounting fees	52,996
Administration fees	46,394
Transfer agent fees	46,990
Organization cost	30,859
Registration fees	31,198
Custody fees	43,475
Audit fees	14,910
Legal fees	10,694
Chief compliance officer fees	11,689
Trustees' fees and expenses	6,048
Insurance fees	2,687
Shareholder reporting fees	7,938
Miscellaneous	5,893

Total expenses		869,711
Less: Advisory fees waived		(172,040)
Net expenses		697,671
Net investment income		80,156

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
AND FOREIGN CURRENCY:
Net realized loss on:
Investments		(859,396)
Foreign currency transactions		(6,502)
Net realized loss		(865,898)
Net unrealized appreciation on:
Investments		2,828,324
Foreign currency translations		4
Net unrealized appreciation		2,828,328
Net increase from payments by affiliates (Note 3)		11,665
Net realized and unrealized gain on investments and
foreign currency		1,974,095

Net Increase in Net Assets from Operations		$2,054,251

See accompanying Notes to Financial Statements.

EPH China Fund
STATEMENT OF CHANGES IN NET ASSETS

		For the Period
		July 31, 2009*
		to June 30, 2010
INCREASE IN NET ASSETS FROM:
Operations
Net investment income		$80,156
Net realized loss on investments and foreign currency		(865,898)
Net unrealized appreciation on investments and foreign currency		2,828,328
Net increase from payments by affiliates (Note 3)		11,665
Net increase in net assets resulting from operations		2,054,251

Distributions to Shareholders
From net capital gains		(237,170)
Total distributions		(237,170)

Capital Transactions
Net change in net assets from capital transactions (a)		56,947,571

Total increase in net assets		58,764,652

NET ASSETS
Beginning of period		-
End of period		$58,764,652

Undistributed net investment income		$101,184

(a) A summary of share transactions is as follows:
	July 31, 2009*
	through June 30, 2010
	Shares	Paid-in Capital
Shares sold	5,817,070	$64,401,436
Shares reinvested	16,010	192,604
Shares redeemed	(652,595)	(7,646,469)
Net increase	5,180,485	$56,947,571

*The Fund commenced operations on July 31, 2009.

**Net of redemption fee proceeds of $1,594.

See accompanying Notes to Financial Statements.

EPH China Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	July 31, 2009*
	to June 30, 2010
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income	0.02	(a)
Net realized and unrealized gain on investments
and foreign currency	1.38	(b)
Total from investment operations	1.40

Less Distributions:
From net capital gains	(0.06)

Redemption fee proceeds	0.00	(c)

Net asset value, end of period	$11.34

Total return	13.93%	†(b)

Ratios and Supplemental Data
Net assets, end of period (in millions)	$58,765

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	2.18%	‡
After fees waived and expenses absorbed	1.75%	‡
Ratio of net investment income to average net assets	0.20%	‡
Portfolio turnover rate	80%	†

(a)	Computed using average shares method.
(b)
The Advisor reimbursed the Fund $11,665 for losses on a transaction not meeting the investment guidelines of the Fund.  As of June 30, 2010, the reimbursement amount represents $0.003 per share. This reimbursement had no impact to the Fund’s total return.

(c)	Amount represents less than $0.01 per share.
*	The Fund commenced operations on July 31, 2009.
†	Not annualized.
‡	Annualized.

See accompanying Notes to Financial Statements.

EPH China Fund
NOTES TO FINANCIAL STATEMENTS – June 30, 2010

Note 1 – Organization
EPH China Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to provide long-term capital appreciation. The Fund commenced investment operations on July 31, 2009.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

Fair value pricing may be applied to non-U.S. securities.  The fair value of a security held by the Fund may be determined using the services of third-party pricing vendor retained by the Fund or by the valuation committee, in either case subject to the Board of Trustees’ oversight.  The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s net asset value per share (“NAV”) is calculated.  The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day.  If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $33,140, which are being amortized over a one-year period from July 31, 2009 (commencement of operations).

(c) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars.  The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period.  The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

EPH China Fund
NOTES TO FINANCIAL STATEMENTS – June 30, 2010
(Continued)

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices.  Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Forward Foreign Currency Exchange Contracts
The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations.  All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Fund records realized gains or losses at the time the forward contract is settled.  Counter-parties to these forward contracts are major U.S. financial institutions.

At June 30, 2010, the Fund did not have any forward contracts outstanding.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Income Tax Statement requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year June 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

EPH China Fund
NOTES TO FINANCIAL STATEMENTS – June 30, 2010
(Continued)

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Euro Pacific Halter Asia Management, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.15% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.75% of the Fund's average daily net assets until October 31, 2011.

For the period July 31, 2009 through June 30, 2010, the Advisor waived $172,040 of its advisory fees.  The Advisor may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratios, including the recovered expenses, falls below the expense limit in place at the time the expenses were incurred.  At June 30, 2010, the amount of these potentially recoverable expenses was $172,040.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.

The Advisor reimbursed the Fund $11,665 for losses on a transaction not meeting the investment guidelines of the Fund.  This reimbursement had no impact to the Fund’s performance.

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

The amount of net selling commissions retained by the Distributor and/or a broker-dealer affiliated with the Advisor for the period July 31, 2009 through June 30, 2010 was $331,048.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period July 31, 2009 through June 30, 2010, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period July 31, 2009 through June 30, 2010, are reported on the Statement of Operations.

Note 4 - Federal Income Taxes

At June 30, 2010, gross unrealized appreciation and depreciation of investments and foreign currency owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$56,198,699

Unrealized appreciation	5,706,018
Unrealized depreciation	(3,376,691)

Net unrealized appreciation on investments
and foreign currency translations	$2,329,327

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies ("PFICs").

EPH China Fund
NOTES TO FINANCIAL STATEMENTS – June 30, 2010
(Continued)

As of June 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$633,290
Undistributed long-term gains	-
Tax accumulated earnings	633,290
Accumulated capital and other losses	(1,118,006)

Unrealized appreciation on investments
and foreign currency translations	2,329,327

Total accumulated earnings	$1,844,611

As of June 30, 2010, the Fund had $1,112,726 of post-October capital losses and $5,280 post-October currency losses, which are deferred until July 1, 2010 for tax purposes.  Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year period July 31, 2009 to June 30, 2010, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income and accumulated realized loss as follows:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income	Accumulated Realized Gains
$(27,530)	$21,028	$6,502

The tax character of distributions paid during the fiscal year ended June 30, 2010 was as follows:

2010

Distributions paid from ordinary income	$237,170
Distributions paid from long-term capital gains	-
Total Distributions	$237,170

Note 5 - Investment Transactions
For the period July 31, 2009 through June 30, 2010, purchases and sales of investments, excluding short-term investments, were $91,392,983 and $35,476,030, respectively.

Note 6 - Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets, payable to the Advisor as the distribution coordinator.

For the period July 31, 2009 through June 30, 2010, distribution fees incurred are disclosed on the Statement of Operations.

EPH China Fund
NOTES TO FINANCIAL STATEMENTS – June 30, 2010
(Continued)

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of June 30, 2010, in valuing the Fund’s assets carried at fair value:

EPH China Fund
NOTES TO FINANCIAL STATEMENTS – June 30, 2010
(Continued)

	Level 1	Level 2	Level 3
	(Quoted Price)	(Other Significant Observable Inputs)	(Significant Unobservable Inputs)	Total
Assets Table
Investments, at Value:
Common Stocks:
Consumer Discretionary	$877,000	$13,260,951	$-	$14,137,951
Consumer Staples	420,000	7,855,335	-	8,275,335
Energy	-	4,652,813	-	4,652,813
Financials	-	7,113,585	1,148,679	8,262,264
Health Care	-	1,629,663	-	1,629,663
Industrials	1,541,000	5,336,268	-	6,877,268
Information Technology	-	4,773,700	-	4,773,700
Materials	-	7,720,222	-	7,720,222
Utilities	-	1,557,626	-	1,557,626
Warrants:
Information Technology	11,394	-	-	11,394
Short-Term Investments	629,786	-	-	629,786
Total Investments, at Value	3,479,180	53,900,163	1,148,679	58,528,022
Total Assets	$3,479,180	$53,900,163	$1,148,679	$58,528,022

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments, at Value	Other Financial Instruments
Balance as of 7/31/09*	$-	$-
Realized gain (loss)	-	-
Change in unrealized appreciation (depreciation)	-	-
Net purchase (sales)	-	-
Transfers in and/or out of Level 3	1,148,679	-
Balance as of 6/30/10	$1,148,679	$-
Net change in unrealized appreciation/(depreciation) on Level 3 investments held as of 6/30/10**	$(101,469)	$-
* Commencement of operations.
** Included in the related amounts on the Statement of Operations.

Note 9 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.  The Fund did not have any outstanding forward contracts as of June 30, 2010.

The Fund’s policies permit the Fund to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations.  Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract.  The forward contracts were bought or sold to protect the Fund, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

EPH China Fund
NOTES TO FINANCIAL STATEMENTS – June 30, 2010
(Continued)

The risks to the Fund of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$).  As a result, the relative strength of the US$ may be an important factor in the performance of the Fund.

Note 10 – New Accounting Pronouncement
In January 2010, the FASB issued Accounting Standard Update “improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Investment Managers Series Trust and
Shareholders of

EPH China Fund

We have audited the accompanying statement of assets and liabilities of EPH China Fund, a series of Investment Managers Series Trust (the “Trust”), including the schedule of investments, as of June 30, 2010, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period July 31, 2009 (commencement of operations) through June 30, 2010.  These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EPH China Fund, as of June 30, 2010, the results of its operations, the changes in net assets and the financial highlights for the period July 31, 2009 (commencement of operations) through June 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 23, 2010

EPH China Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the period ended June 30, 2010, 23.67% of dividends paid from net investment income, including short-term capital gains from the Fund is designated as qualified dividend income.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the EPH China Fund designates $798,495 of income derived from foreign sources and $21,504 of foreign taxes paid for the period ended June 30, 2010.

Of the ordinary income (including short-term capital gains) distributions made by the EPH China Fund during the year ended June 30, 2010, the proportionate share of income derived from foreign sources attributable to one share of stock, or the amount determined to be necessary, is $0.1541 and the proportionate share of foreign taxes attributable to one share of stock is $0.0042.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-949-9940 or on the Fund’s website at www.ephasiafunds.com.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
"Independent" Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data, A Broadridge Company, a provider of technology and services to asset management firms (1997-present).	21	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	21	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	21	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund's distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	21	None.

EPH China Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006), Partner, the Wadsworth Group, a mutual fund administration and consulting services provider (1990 – 2001).	21	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006), Vice President, the Wadsworth Group, a mutual fund administration and consulting services provider (1994 – 2001).
			N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006) ; Vice President, the Wadsworth Group, a mutual fund administration and consulting services provider (1997 – 2001).
			N/A	N/A
Terrance Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski[a] (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cipperman[b] (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an "interested person" of the Trust by virtue of his position with the Fund's distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund's custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an "interested person" of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund's co-administrator.

PRIVACY NOTICE

The EPH China Fund collects non-public information about you from the following sources:

•	Information we receive about you on the application form or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Euro Pacific Halter Asia Management, Inc.
1201 Dove Street,  Suite 370
Newport Beach, California  92660

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 W. Michigan Street
Milwaukee, Wisconsin  53233

FUND INFORMATION

	TICKER	CUSIP
EPH China Fund	EPHCX	461 418 857

Privacy Principles of the EPH China Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the EPH China Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-949-9940, on the Fund’s website at www.ephasiafunds.com or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-949-9940, on the Fund’s website at www.ephasiafunds.com or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at 1-888-949-9940. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

EPH China Fund
803 West Michigan Street
Milwaukee, WI 53233-2301
Toll Free: 1-888-949-9940

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-626-914-4141.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2010	FYE 6/30/2009
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with theregistrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2010	FYE 6/30/2009
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2010	FYE 6/30/2009
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Investment Managers Series Trust

By (Signature and Title) /s/ John P. Zader
 John P. Zader, President

Date   September 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ John P. Zader
 John P. Zader, President

Date   September 8, 2010

By (Signature and Title) /s/ Rita Dam
 Rita Dam, Treasurer

Date   September 8, 2010